SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------


                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                -----------------

                           FIRST ADVANTAGE CORPORATION
             (Exact name of registrant as specified in its charter)

                  Delaware                                                      61-1437565
           (State or other jurisdiction of                                      (I.R.S. Employer
           incorporation or organization)                                       Identification No.)

           c/o The First American Corporation
           1 First American Way
           Santa Ana, California                                                92707
           (Address of principal executive offices)                             (Zip Code)







If this form relates to the                                                     If this form relates to the
registration of a class of securities                                           registration of a class of securities
pursuant to Section 12(b) of the                                                pursuant to Section 12(g) of the
Exchange Act and is effective                                                   Exchange Act and is effective
pursuant to General Instruction                                                 pursuant to General Instruction
A.(c), please check the following                                               A.(d), please check the following
box. [X]                                                                        box. [    ]

Securities Act registration statement file number to which this form relates:   333-102565
                                                                                -----------------------------------------
                                                                                (If Applicable)

Securities to be registered pursuant to Section 12(b) of the Act:

Title of Each Class                                                             Name of Each Exchange on Which
to be so Registered                                                             Each Class is to be Registered
-------------------                                                             ------------------------------

Class A Common Stock, par value $.001 per share                                 Nasdaq National Market

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Securities to be registered pursuant to Section 12(g) of the Act:

None.


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Item 1   Description of Securities to be Registered

A description of the Class A Common Stock being registered hereunder is given under the heading "Description of First Advantage Capital Stock" on pages 108 and 109 of the registration statement on Form S-4 filed by the registrant under the Securities Act of 1933 on January 17, 2003 (File Number 333-102565), as amended by pre-effective amendment no. 1 filed April 4, 2003, and as further amended from time to time, and is hereby incorporated into this registration statement by reference.

Item 2   Exhibits.


NONE.


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                FIRST ADVANTAGE CORPORATION
                                (Registrant)

Date: April 10, 2003             By: /s/ Kenneth D. DeGiorgio
                                ------------------------------------------
                                 Name:   Kenneth D. DeGiorgio
                                 Title:  Vice President, General Counsel and
                                         Assistant Secretary